UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Conformis, Inc. (the “Company”) held the Company’s 2022 Annual Meeting of Stockholders on May 4, 2022. The following is a summary of the matters voted on at that meeting.

1.The Company’s stockholders elected Mark A. Augusti, Carrie Bienkowski and Gary P. Fischetti as class I directors to serve until the 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such class I directors were as follows:

		Votes	Broker
	Votes For	Withheld	Non-Votes
Mark A. Augusti	81,254,671	11,584,698	43,185,710
Carrie Bienkowski	81,916,000	10,923,369	43,185,710
Gary P. Fischetti	87,327,641	5,511,728	43,185,710

2.The Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes	Votes
Votes For	Against	Abstaining
116,149,409	19,317,569	558,101

3.The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders. The results of the stockholders’ vote with respect to such approval were as follows:

	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
81,832,884	7,151,103	3,855,382	43,185,710

4.The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

	Votes	Votes
Votes For	Against	Abstaining
134,078,284	311,957	1,634,838

Item 8.01.	Other Matters.
At the Company’s 2022 Annual Meeting of Stockholders, the Company’s stockholders approved a proposed amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of all of the Company’s outstanding shares of common stock by one of several fixed ratios between 1-for-2 and 1-for-10 and to correspondingly decrease the number of authorized shares of the Company’s common stock as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders. The reverse stock split was proposed to address the Company’s current non-compliance with Nasdaq’s $1.00 per share minimum bid price requirement. The Company’s Board of Directors intends to determine whether to proceed with the reverse stock split, the effective time of the reverse stock split, and the exact ratio of the reverse stock split, at a future date. The Board intends to make such determination prior to the expiration of the expiration of any final compliance period granted to the Company by the Nasdaq Listing Qualifications staff, and will provide public disclosure of any implementation of any reverse stock split prior to its implementation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: May 9, 2022	By:	/s/ Robert S. Howe
Robert S. Howe
Chief Financial Officer